UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2004

CONNETICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-27406	94-3173928
(State or Other Jurisdiction	(Commission File Number.)	(I.R.S. Employer
Of Incorporation)		Identification No.)

3290 West Bayshore Road, Palo Alto, California	94303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 843-2800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.

     On September 29, 2004, Connetics Corporation entered into a License Agreement with Pierre Fabre Dermatologie, an affiliate of Pierre Fabre Group. The license agreement grants Pierre Fabre Dermatologie exclusive commercial rights to OLUX® (clobestasol propionate) Foam, 0.05% for Europe, excluding Italy where the product is licensed to Mipharm S.p.A. The license agreement also grants marketing rights to Pierre Fabre Dermatologie for certain countries in South America and Africa.

     Pursuant to the terms of the license agreement, Connetics received an upfront fee of $250,000 and is entitled to receive an additional payment of $100,000 relating to the provision of data and transfer of regulatory approvals relating to the product. In addition, under the terms of the agreement Connetics may receive aggregate milestone payments of up to $320,000 and royalties on product sales. Pierre Fabre Dermatologie will be responsible for costs associated with product manufacturing, sales, marketing and distribution in its licensed territories. As part of the license agreement, Connetics received a right-of-first-refusal in the U.S. to an early-stage dermatology product currently under development by Pierre Fabre Dermatologie.

     A copy of the license agreement is attached to this report as Exhibit 10.1 and is incorporated by reference in this Item 1.01.

     On September 30, 2004, Connetics issued a press release announcing the execution of the license agreement. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number	Description
10.1*	License Agreement dated September 29, 2004 between Connetics Corporation and Pierre Fabre Dermatologie

99.1	Press Release dated September 30, 2004

The symbol “[*]” is used to indicate that a portion of the exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, General Counsel and Secretary

Date: October 4, 2004

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EXHIBIT INDEX

Exhibit Number	Description
10.1*	License Agreement dated September 29, 2004 between Connetics Corporation and Pierre Fabre Dermatologie

99.1	Press Release dated September 30, 2004

The symbol “[*]” is used to indicate that a portion of the exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.